SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to 240.14a-12

                           Commercial Metals Company
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                  James Unger
                                 Steve Mongillo
                                 George Hebard
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE TO/A
    (RULE 14D-100) TENDER OFFER STATEMENT UNDER SECTION 14(D)(1) OR 13(E)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 5)

                           COMMERCIAL METALS COMPANY
                       (NAME OF SUBJECT COMPANY (ISSUER))

                               IEP Metals Sub LLC
                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                           (NAMES OF FILING PERSONS)*

                         COMMON STOCK, PAR VALUE $0.01
                         (TITLE OF CLASS OF SECURITIES)

                                   201723103
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                            KEITH L. SCHAITKIN, ESQ.
                                GENERAL COUNSEL
                                ICAHN CAPITAL LP
                          767 FIFTH AVENUE, 47TH FLOOR
                            NEW YORK, NEW YORK 10153
                                 (212) 702-4380

  (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
                AND COMMUNICATIONS ON BEHALF OF FILING PERSONS)
                           CALCULATION OF FILING FEE

TRANSACTION VALUATION:                                  AMOUNT OF FILING FEE:
______________________                                   ____________________
$1,560,210,000*                                             $178,800.07**

* Calculated solely for purposes of determining the filing fee. The transaction value was calculated as follows: 104,014,000 shares of common stock of the Issuer multiplied by $15 per share. The number of shares used in the transaction value calculation is based on the 115,539,000 shares stated to be issued and outstanding according to the Issuer in its Definitive Proxy Statement filed with the Securities and Exchange Commission on December 6, 2011, less 11,525,000 shares beneficially owned, as of December 9, 2011, by the Offeror and its affiliates.

** The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory
     #3 for fiscal year 2012, issued September 29, 2011, by multiplying the transaction value by 0.0001146.

[X]  Check  the  box  if  any  part  of  the  fee  is offset as provided by Rule
     0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:                         Filing Party:
$178,800.07                                     Icahn Enterprises Holdings LP
Form or registration no.:                       Date Filed:
Schedule TO-T                                   December 9, 2011

[ ] Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

[X]  third party tender offer subject to Rule 14d-1
[ ]  going-private transactionsubject to Rule 13e-3
[ ]  issuer tender offer subject to Rule 13e-4
[X]  amendment to Schedule 13Dunder Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer:[ ]

                     COMBINED SCHEDULE TO AND SCHEDULE 13D

     * Introductory Note: IEP Metals Sub LLC and Icahn Enterprises Holdings L.P. are co-bidders for all purposes in the Offer. IEP Metals Sub LLC is a wholly-owned subsidiary of Icahn Enterprises Holdings L.P.

     This Amendment No. 5 amends and supplements the Tender Offer Statement on Schedule TO filed on December 9, 2011 (as amended by Amendment No. 1 filed on
December 9, 2011, Amendment No. 2 filed on December 19, 2011, Amendment No. 3 filed on December 27, 201 and Amendment No. 4 filed on January 5, 2012, the "Schedule TO") relating to the offer by IEP Metals Sub LLC, a Delaware limited liability company ("IEP Metals Sub") and Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings", and together with IEP Metals Sub, the "Offeror"), to purchase for cash all of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common
Stock") of Commercial Metals Company, a Delaware corporation ("Commercial Metals"), including the associated rights issued pursuant to the Rights Agreement, dated as of July 30, 2011, between Commercial Metals and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent, that are issued and outstanding (the "Rights", and together with the Common Stock, the "Shares") at a price of $15.00 per Share, without interest and less any required withholding taxes, if any. Both IEP Metals Sub and Icahn Enterprises Holdings are co-bidders for all purposes in the Offer. Capitalized terms used herein and not otherwise defined have the respective meanings ascribed in the Schedule TO.

     The Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated December 9, 2011 (the "Offer to Purchase"). The Offer to-Purchase, the related Letter of Transmittal (the "Letter of Transmittal") and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits
(a)(1)(i),  (a)(1)(ii)  and  (a)(1)(iii),  respectively, constitute the "Offer".

     As permitted by General Instruction F to Schedule TO, the information set forth in the entire Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, including all appendices, schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to Items 1 through 11 of this Schedule TO and is supplemented by the information specifically provided herein.

     As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on July 28, 2011, as amended, by Icahn Enterprises Holdings, Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn (collectively, the "Icahn Entities").

ITEMS 1-11.

Items 1 through 11 of the Schedule TO are hereby amended and supplemented by the addition of the following:

     On January 5, 2012, Icahn Enterprises LP, the parent of the Offeror, issued a press release relating to the Offer. A copy of this press release is filed herewith as Exhibit (a)(5)(vi) and incorporated herein by reference.


ITEM 12.  EXHIBITS

Exhibit       Description
-------       ------------
(a)(5)(vi)    Press Release issued by Icahn Enterprises LP,dated January 5, 2012

                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                            ICAHN PARTNERS LP


                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND II LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND III LP

                                            By: /S/ EDWARD MATTNER
                                                ------------------
                                                Name: EDWARD MATTNER
                                                Title: AUTHORIZED SIGNATORY


                                            HIGH RIVER LIMITED PARTNERSHIP

                                            BY: HOPPER INVESTMENTS LLC, ITS
                                                GENERAL PARTNER

                                            BY: BARBERRY CORP., ITS SOLE MEMBER

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            HOPPER INVESTMENTS LLC
                                            BY: BARBERRY CORP., ITS SOLE MEMBER

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            BARBERRY CORP.

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN ONSHORE LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN OFFSHORE LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN CAPITAL LP

                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            IPH GP LLC

                                            By: /S/ EDWARD MATTNER
                                                ------------------
                                                Name: EDWARD MATTNER
                                                Title: AUTHORIZED SIGNATORY


                                            ICAHN ENTERPRISES HOLDINGS L.P.
                                            BY: ICAHN ENTERPRISES G.P. INC., ITS
                                                GENERAL PARTNER

                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER


                                            IEP METALS SUB LLC
                                            BY: ICAHN ENTERPRISES HOLDINGS L.P.,
                                                ITS SOLE MEMBER
                                            BY: ICAHN ENTERPRISES G.P. INC., ITS
                                                GENERAL PARTNER

                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title:  CHIEF FINANCIAL OFFICER


                                            ICAHN ENTERPRISES G.P. INC.


                                            By:  /S/ DOMINICK RAGONE
                                                 -------------------
                                                 Name: DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER


                                            BECKTON CORP.


                                            By:  /S/ EDWARD MATTNER
                                                 ------------------
                                                 Name: EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            /S/ CARL C. ICAHN
                                            -----------------
                                            Name:  CARL C. ICAHN
Date: January 5, 2012

                                 EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
----------    -----------
(a)(1)(i)     Offer to Purchase, dated December 9, 2011*

(a)(1)(ii) Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number) *

(a)(1)(iii)   Notice of Guaranteed Delivery*

(a)(1)(iv) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

(a)(1)(v)     Letter to Clients*

(a)(5)(i) Summary Advertisement as published in the New York Times, by the Offeror, on December 9, 2011*

(a)(5)(ii) Press Release of the Offeror, dated December 6, 2011 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on December 6,2011)*

(a)(5)(iii)   Press Release of Icahn Enterprises LP, dated December 9, 2011*

(a)(5)(iv)    Press Release of Icahn Enterprises LP, dated December 27,2011*

(a)(5)(v) Press Release of Icahn Enterprises LP, dated January 4, 2012 (filed herewith)

(a)(5)(vi) Press Release of Icahn Enterprises LP, dated January 5, 2012 (filed herewith)


 (b)          None.


 (d)          None.

 (g)          None.

 (h)          None.

________________________
     *  Previously Filed

                                                             EXHIBIT (a)(5)(vi)

                                                           FOR IMMEDIATE RELEASE

                              ICAHN ENTERPRISES LP

                      ICAHN REPLIES TO QUESTIONS REGARDING
                   TENDER OFFER FOR COMMERCIAL METALS COMPANY

CONTACT: SUSAN GORDON (212) 702-4309

     NEW YORK, NEW YORK, JANUARY 5, 2012 - Icahn Enterprises Holdings LP ("Icahn") (a subsidiary of Icahn Enterprises LP (Nasdaq: IEP)) today released the following statement to shareholders of Commercial Metals Company (the "Company"), regarding the Icahn tender offer (as it may be extended from time to time, the "Tender Offer") and proxy fight.

     In response to questions regarding the Tender Offer and proxy fight, Icahn stated as follows:

     As we announced yesterday, we made an offer to the Company that if 40.1% of the shares of the Company are tendered into our Tender Offer (giving us more than 50% of Commercial Metals stock), then if the Board agrees to put the Company up for sale, we will extend the Tender Offer to allow the Company to conduct a fair sales process in which our Tender Offer would provide a $15 floor if no higher bid emerges. During such extension, shareholders will continue to have the power to withdraw their shares from the Tender Offer if they choose to do so.

     However, if 40.1% of the shares are tendered, but the Board does not agree to hold a sales process, then we will extend the Tender Offer, continue with our proxy fight and go to court in Delaware to fight for the ability to close the Tender Offer and will take this case to the Delaware Supreme Court, if necessary, and will attempt to bring other pressures on the Board to persuade them to respect the wishes of the majority of shareholders. And, during any such extension shareholders will continue to have the power to withdraw their shares from the Tender Offer.

     If we do not receive tenders of at least 40.1% of the shares in our Tender Offer, then we will withdraw our proxy fight so that we can be free to do as we like with our investment.

     We urge shareholders to promptly tender your shares into our Tender Offer prior to the current expiration date of 12:00 midnight on January 10, 2012. THE

TIME TO ACT IS NOW.

ABOUT ICAHN ENTERPRISES L.P.

Icahn Enterprises L.P. (Nasdaq: IEP), a master limited partnership, is a diversified holding company engaged in eight primary business segments:
Investment, Automotive, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion.

NOTICE TO INVESTORS

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, JAMES UNGER, STEVE MONGILLO, GEORGE HEBARD, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF COMMERCIAL METALS COMPANY FOR USE AT ITS 2012 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING
INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. ON OR ABOUT DECEMBER 22, 2011, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WAS MAILED TO STOCKHOLDERS OF COMMERCIAL METALS COMPANY AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

THIS PRESS RELEASE IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SECURITIES. THE OFFER TO BUY SHARES OF COMMERCIAL METALS COMPANY (THE "COMPANY") COMMON STOCK WAS MADE PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT IEP METALS SUB LLC, ("OFFEROR"), AN INDIRECTLY WHOLLY OWNED SUBSIDIARY OF ICAHN ENTERPRISES HOLDINGS LP, AS CO-BIDDER, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON DECEMBER 9, 2011. ON DECEMBER 9, 2011, THE OFFEROR AND CO-BIDDER ALSO FILED A TENDER OFFER STATEMENT ON
SCHEDULE TO WITH THE SEC RELATING TO THE OFFER. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) CONTAIN, AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN, WHEN AVAILABLE, IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. THE TENDER OFFER MATERIALS WERE SENT FREE OF CHARGE TO ALL STOCKHOLDERS OF THE COMPANY ON OR ABOUT DECEMBER 9, 2011.

ALL OF THESE MATERIALS (AND ALL OTHER MATERIALS FILED BY THE OFFEROR OR THE COMPANY WITH THE SEC) ARE AVAILABLE AT NO CHARGE FROM THE SEC THROUGH ITS WEBSITE AT WWW.SEC.GOV. INVESTORS AND SECURITY HOLDERS MAY ALSO OBTAIN FREE COPIES OF THE DOCUMENTS FILED WITH THE SEC BY DIRECTING A REQUEST TO D.F. KING & CO., INC. BY MAIL TO 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005, OR BY CALLING TOLL-FREE (800) 967-7921 OR (212) 269-5550.